EXHIBIT 10.7

Final Terms dated 16 December 2009

LBG Capital No.1 plc
U.S.$276,658,000 8.50 per cent. Fixed-to-Floating Rate Undated Enhanced Capital Notes (the “ECNs”)
under the £5,000,000,000 Enhanced Capital Note Programme
unconditionally and irrevocably guaranteed by

Lloyds Banking Group plc

PART A — CONTRACTUAL TERMS

Terms used herein shall be deemed to be defined as such for the purposes of the Conditions (the “Conditions”) set forth in the Prospectus dated 1 December 2009 which constitutes a base prospectus for the purposes of the Prospectus Directive (Directive 2003/71/EC) (the “Prospectus Directive”). This document constitutes the Final Terms of the ECNs described herein for the purposes of Article 5.4 of the Prospectus Directive and must be read in conjunction with such Prospectus. Full information on LBG Capital No.1 plc and Lloyds Banking Group plc and the offer of the ECNs is only available on the basis of the combination of these Final Terms and the Prospectus. The Prospectus is available for viewing at, and copies may be obtained from, Lloyds Banking Group plc at 25 Gresham Street, London EC2V 7HN.

THE ECNS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE ECNS ARE BEING OFFERED AND WILL BE ISSUED ONLY TO (I) “QUALIFIED INSTITUTIONAL BUYERS”, AS THAT TERM IN DEFINED IN RULE 144A, IN A PRIVATE TRANSACTION IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR TO (II) PERSONS OTHER THAN “U.S. PERSONS”, AS THAT TERM IS DEFINED IN RULE 902 UNDER THE SECURITIES ACT, IN OFFSHORE TRANSACTIONS IN RELIANCE UPON REGULATION S.

1	Issuer:	LBG Capital No.1 plc
2	Guarantor:	Lloyds Banking Group plc
3	(i) Series Number:	2
	(ii) Tranche Number:	1
4	Dated/Undated ECNs:	Undated ECNs
5	Specified Currency or Currencies:	U.S. dollars (“U.S.$”)
6	Aggregate Nominal Amount:
	(i) Series:	U.S.$276,658,000
	(ii) Tranche:	U.S.$276,658,000
7	(i) Specified Denominations:	U.S.$100,000 plus integral multiples of U.S.$1,000 in excess thereof up to and including U.S.$199,000. No ECNs in definitive form will be issued with a denomination above U.S.$199,000
	(ii) Calculation Amount:	U.S.$1,000
8	(i) Issue Date:	17 December 2009
	(ii) Interest Commencement Date:	Issue Date
9	Maturity Date:	Not Applicable
10	Interest Basis:	In respect of the period from (and including) the Issue Date to (but excluding) 17 December 2021 (the “First Optional Redemption Date”), 8.50 per

cent. per annum Fixed Rate (the “Fixed Rate Interest Period”). In respect of the period from (and including) the First Optional Redemption Date, 3-month U.S.$ LIBOR plus 6.921 per cent. per annum Floating Rate (the “Floating Rate Interest Period”)

(further particulars specified below)
11	Redemption/Payment Basis:	Redemption at par
12	Change of Interest or Redemption/Payment Basis:	See paragraph 10 above
13	Call Options:	Issuer Call Option, Redemption Due to Taxation and Redemption For Regulatory Purposes
(further particulars specified below)
14	Status of the ECNs:	Subordinated as described in Condition 3(b)
15	Status of the Guarantee:	Subordinated as described in Condition 4(b)
16	Method of distribution:	Non-syndicated

PROVISIONS RELATING TO INTEREST PAYABLE

	Fixed Rate ECN Provisions	Applicable
17	(i) Rates of Interest:	In respect of Interest Payment Dates falling in the Fixed Rate Interest Period, 8.50 per cent. per annum payable semi-annually in arrear
	(ii) Interest Payment Dates:	17 June and 17 December in each year from (and including) 17 June 2010 to (and including) the First Optional Redemption Date
	(iii) Fixed Coupon Amounts:	In respect of Interest Payment Dates falling in the Fixed Rate Interest Period, U.S.$42.50 per Calculation Amount
	(iv) Day Count Fraction:	30/360
	(v) Determination Dates:	Not Applicable
	(vi) Other terms relating to the method of calculating interest for Fixed Rate ECNs:	Not Applicable
18	Floating Rate ECN Provisions	Applicable
(i) Interest Period(s):
The period from (and including) the First Optional Redemption Date to (but excluding) the next Interest Payment Date and each successive period thereafter from (and including) one Interest Payment Date to (but excluding) the next Interest Payment Date, in each case subject to adjustment in accordance with the Business Day Convention specified below

	(ii) Specified Interest Payment Dates:	17 March, 17 June, 17 September and 17 December in each year from (and including) 17 March 2022

(iii)	Interest Period Date:	Not Applicable
(iv)	Business Day Convention:	Modified Following Business Day Convention
(v)	Business Centre(s):	London and New York
(vi)	Manner in which the Rate(s) of Interest is/are to be determined:	Screen Rate Determination
(vii)	Party responsible for calculating the Rate(s) of Interest and Interest Amount(s) (if not the Issuing and Paying Agent):	Issuing, Paying and Conversion Agent
(viii)	Screen Rate Determination:
	– Reference Rate:	3-month U.S.$ LIBOR
	– Interest Determination Date(s):	The second New York and London business day prior to the commencement of the Interest Period for which such rate shall apply
	– Relevant Screen Page:	Reuters Page LIBOR 01
(ix)	Margin(s):	+6.921 per cent. per annum
(x)	Minimum Rate of Interest:	Not Applicable
(xi)	Maximum Rate of Interest:	Not Applicable
(xii)	Day Count Fraction:	Actual/360
(xiii)	Fall back provisions, rounding provisions, denominator and any other terms relating to the method of calculating interest on Floating Rate ECNs, if different from those set out in the Conditions:	Not Applicable

19	Interest on Deferred Interest Payments and Deferred Accrued Conversion Interest	Yes
	Rate of interest and compounding basis:	At the then prevailing Rate of Interest on the ECNs compounded annually
20	Fixed/Floating Rate ECN Provisions	Applicable
	(i) Fixed Interest Rate Period:	The period from (and including) the Issue Date to (but excluding) the First Optional Redemption Date
	(ii) Floating Interest Rate Period:	The period from (and including) the First Optional Redemption Date
PROVISIONS RELATING TO CONVERSION
21	Conversion Price	GBP 0.592093
(subject to adjustment as provided in the Deed Poll)
PROVISIONS RELATING TO REDEMPTION
22	Issuer Call Option	Applicable

	(i) Optional Redemption Date(s):	First Optional Redemption Date and each Interest Payment Date thereafter
	(ii) Optional Redemption Amount(s) or method of calculation of such amount(s):	U.S.$1,000 per Calculation Amount
23	Redemption Due to Taxation	Applicable
	Tax Event Redemption Price:	U.S.$1,000 per Calculation Amount
24	Redemption For Regulatory Purposes	Applicable
	Capital Disqualification Event Redemption Price:	U.S.$1,000 per Calculation Amount
25	Make Whole Redemption Price	Not Applicable
26	Final Redemption Amount	Not Applicable
GENERAL PROVISIONS APPLICABLE TO THE NOTES
27	Form of ECNs:	Registered ECNs:
Unrestricted and Restricted Global Certificates – Euroclear/Clearstream Luxembourg
28	Financial Centre(s) or other special provisions relating to payment dates:	New York and London
29	Talons for future Coupons or Receipts to be attached to Definitive Notes (and dates on which such Talons mature):	No
30	Redenomination, renominalisation and reconventioning provisions:	Not Applicable
31	Consolidation provisions:	Not Applicable
32	Additional U.S. Federal Tax Considerations:	Not Applicable
33	Other final terms:	Not Applicable
DISTRIBUTION
34	(i) If syndicated, names of Managers:	Not Applicable
	(ii) Stabilising Manager(s) (if any):	Not Applicable
35	If non-syndicated, name of Dealer:	Lloyds TSB Bank plc (acting through Lloyds TSB Corporate Markets)
36	U.S. Selling Restrictions:	Privately placed and not eligible for resale under Rule 144A
37	Additional selling restrictions:	Not Applicable

LISTING AND ADMISSION TO TRADING APPLICATION

These Final Terms comprise the final terms required for issue and admission to trading of the ECNs described herein pursuant to the £5,000,000,000 Enhanced Capital Note Programme of LBG Capital No.1 plc and LBG Capital No.2 plc.

RESPONSIBILITY OF THE ISSUER

LBG Capital No.1 plc accepts responsibility for the information contained in these Final Terms.

Signed on behalf of LBG Capital No.1 plc:

By:

Duly authorised

RESPONSIBILITY OF THE GUARANTOR

Lloyds Banking Group plc accepts responsibility for the information contained in these Final Terms.

Signed on behalf of Lloyds Banking Group plc:

By:

Duly authorised

PART B — OTHER INFORMATION

1	LISTING
	(i) Listing:	London
	(ii) Admission to trading:	Application has been made for the ECNs to be admitted to trading on the regulated market of the London Stock Exchange with effect from 17 December 2009
	(iii) Estimate of total expenses related to admission to trading:	£4,150
	(iv) Listing Agent:	The Bank of New York Mellon
2	RATINGS
	Ratings:	The ECNs to be issued are expected to be rated:
Fitch: BB
S&P: B+
3	NOTIFICATION
Not Applicable
4	INTERESTS OF NATURAL AND LEGAL PERSONS INVOLVED IN THE OFFER
So far as LBG Capital No.1 plc is aware, no person involved in the offer of the ECNs has an interest material to the offer.
5	REASONS FOR THE OFFER, ESTIMATED NET PROCEEDS AND TOTAL EXPENSES
	(i) Reasons for the offer:	General business purposes of Lloyds Banking Group
	(ii) Estimated net proceeds:	Not Applicable
	(iii) Estimated total expenses:	Not Applicable
6	OPERATIONAL INFORMATION
	ISIN Code:	Restricted Global Certificate: XS0473103348 Unrestricted Global Certificate: XS0471770817
	Common Code:	Restricted Global Certificate: 047310334 Unrestricted Global Certificate: 047177081
	Any clearing system(s) other than Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme (including the Depository Trust Company) and the relevant identification number(s):	Not Applicable
	Delivery:	Delivery free of payment
	Names and addresses of additional Paying Agent(s) (if any):	Not Applicable